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                                                                    EXHIBIT 99.4

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series     1996-A

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

Distribution Date of:                                                 15-May-00
Determined as of:                                                      9-May-00
For the Monthly Period Ending:                                        30-Apr-00
Days in Interest Period (30/360)                                             30
Days in Interest Period (Actual/360)                                         28

                                                                      Beginning               Ending               Change
                                                                      ---------               ------               ------
Pool Balance (Principal)                                       4,010,232,610.78     3,958,483,900.87       (51,748,709.91)
Excess Funding Account                                                     0.00                 0.00                 0.00

Invested Amount                                                  500,000,000.00       500,000,000.00                 0.00
Class A Invested Amount                                          465,000,000.00       465,000,000.00                 0.00
Class B Invested Amount                                           35,000,000.00        35,000,000.00                 0.00

Principal Funding Account                                                  0.00                 0.00                 0.00

Adjusted Invested Amount                                         500,000,000.00       500,000,000.00                 0.00
Class A Adjusted Invested Amount                                 465,000,000.00       465,000,000.00                 0.00
Class B Adjusted Invested Amount                                  35,000,000.00        35,000,000.00                 0.00
Enhancement Invested Amount                                                0.00                 0.00                 0.00

Reserve Account                                                            0.00                 0.00                 0.00

Available Cash Collateral Amount                                  50,000,000.00        50,000,000.00                 0.00
Available Shared Collateral Amount                                50,000,000.00        50,000,000.00                 0.00
Spread Account                                                     5,000,000.00         5,000,000.00                 0.00

Servicing Base Amount                                            500,000,000.00       500,000,000.00                 0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                  12.47%
Principal Allocation Pct                                                 12.47%
Class A Floating Pct                                                     93.00%
Class B Floating Pct                                                      7.00%
Class A Principal Pct                                                    93.00%
Class B Principal Pct                                                     7.00%
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
                                                                          Series
Allocations                                           Trust               1996-A             Class A              Class B
------------                               -----------------------------------------------------------------------------------
Principal Collections                        440,204,628.68       54,885,173.93        51,043,211.75         3,841,962.18

Finance Charge Collections                    71,841,657.82        8,957,293.10         8,330,282.59           627,010.52
PFA Investment Proceeds                                  NA                0.00                 0.00                 0.00
Reserve Account Draw                                     NA                0.00                 0.00                 0.00
                                                                          -----                -----                 ----
Available Funds                                                    8,957,293.10         8,330,282.59           627,010.52

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                 520,833.33           484,375.00            36,458.33
Monthly Interest                                                   2,472,847.22         2,296,583.33           176,263.89
Monthly Servicing Fee                                                104,166.67            96,875.00             7,291.67
Defaulted Amounts                             27,492,837.86        3,427,835.81         3,187,887.30           239,948.51
                                                                  -------------         ------------           ----------
                                                                   6,525,683.03         6,065,720.63           459,962.40

Excess Spread                                                      2,671,558.58         2,264,561.95           406,996.63
Required Amount                                                            0.00                 0.00                 0.00

1 Month Libor Rate                                  6.130000%
------------------

Cash Collateral Account

Cash Collateral Fee                                                                        24,305.56
Interest on CCA Draw                                                                            0.00
Total                                                                                      24,305.56
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Cash Collateral Account (continued)
------------------------------------
Quarterly Excess Spread Percentage                                      6.23%
Principal Payment Rate Calculation                                     11.30%
Calculated Current Month's Spread Account Cap                           1.00%
Spread Account Cap Adjustment                                           0.00%
Applicable Spread Account Cap Percentage                                1.00%
Beginning Cash Collateral Amount                               50,000,000.00
Required Cash Collateral Amount                                50,000,000.00
Cash Collateral Account Draw                                            0.00
Cash Collateral Account Surplus                                         0.00
Beginning Spread Account Balance                                5,000,000.00
Required Spread Account Amount                                  5,000,000.00
Required Spread Account Draw                                            0.00
Required Spread Account Deposit                                         0.00
Spread Account Surplus                                                  0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                      0
Controlled Accumulation Amount                                 51,666,666.67
Required PFA Balance                                                    0.00
Beginning PFA Balance                                                   0.00
Controlled Deposit Amount                                               0.00
Available Investor Principal Collections                       58,313,009.73
Principal Shortfall                                                     0.00
Shared Principal to Other Series                               58,313,009.73
Shared Principal from Other Series                                      0.00
Class A Monthly Principal                                               0.00
Class B Monthly Principal                                               0.00
Monthly Principal                                                       0.00
PFA Deposit                                                             0.00
PFA Withdrawal                                                          0.00
Ending PFA Balance                                                      0.00
Principal to Investors                                                  0.00
Ending Class A Invested Amount                                465,000,000.00
Ending Class B Invested Amount                                 35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                  10.71%
Revolving Investor Interest                                   500,000,000.00
Class A Invested Amount                                       465,000,000.00
Available Principal                                            53,533,727.83
Class A Accumulation Period Length                                         9

Reserve Account
---------------
Available Reserve Account Amount                                        0.00
Covered Amount                                                          0.00
Reserve Draw Amount                                                     0.00
Portfolio Yield                                                        14.65%
Reserve Account Factor                                                 75.00%
Portfolio Adjusted Yield                                                6.45%
Reserve Account Funding Period Length                                      3
Reserve Account Funding Date                                       15-May-02
Weighted Average Coupon                                                 5.93%
Required Reserve Account Amount                                         0.00
Reserve Account Surplus                                                 0.00
Required Reserve Account Deposit                                        0.00
Portfolio Yield - 3 month average                                      14.79%
Base Rate - 3 month average                                             8.23%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                       6.55%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.